SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:   April 9, 2003

CAPITAL ONE MASTER TRUST
CAPITAL ONE FUNDING LLC
(as depositor)

(Exact name of registrant as specified in its charter)

Virginia	0-25762	54-1719855
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code):
(804) 967-1000

(Former name or former address, if changed since last report):
Not Applicable

Item 5.                                                                       Other Events

                                                                                                            The March 2003 monthly Certificateholder’s Statements to investors were distributed April 9, 2003.

Item 7 (c).                                                      Exhibits

                                                                                                            The following are filed as exhibits to this Report under Exhibit 20:

1.	March PerformanceSummary

2.	Series 1996-3 Class A and Class B Certificateholder’s Statements for the month of March 2003

3.	Series 1998-1 Class A and Class B Certificateholder’s Statements for the month of March 2003

4.	Series 1998-4 Class A and Class B Certificateholder’s Statements for the month of March 2003

5.	Series 1999-1 Class A and Class B Certificateholder’s Statements for the month of March 2003

6.	Series 1999-3 Class A and Class B Certificateholder’s Statements for the month of March 2003

7.	Series 2000-2 Class A and Class B Certificateholder’s Statements for the month of March 2003

8.	Series 2000-3 Class A and Class B Certificateholder’s Statements for the month of March 2003

9.	Series 2000-4 Class A and Class B Certificateholder’s Statements for the month of March 2003

10.	Series 2000-5 Class A and Class B Certificateholder’s Statements for the month ofMarch 2003

11.	Series 2001-1 Class A and Class B Certificateholder’s Statements for the month of March 2003

12.	Series 2001-2 Class A and Class B Certificateholder’s Statements for the month of March 2003

13.	Series 2001-3 Class A and Class B Certificateholder’s Statements for the month of March 2003

14.	Series 2001-4 Class A and Class B Certificateholder’s Statements for the month of March 2003

15.	Series 2001-5 Class A and Class B Certificateholder’s Statements for the month of March 2003

16.	Series 2001-6 Class A and Class B Certificateholder’s Statements for the month of March 2003

17.	Series 2001-7 Class A and Class B Certificateholder’s Statements for the month of March 2003

18.	Series 2001-8 Class A and Class B Certificateholder’s Statements for the month of March 2003

19.	Series 2002-1 Class A and Class B Certificateholder’s Statements for the month of March 2003

20.	Series 2002-2 Class A and Class B Certificateholder’s Statements for the month of March 2003

21.	Series 2002-3 Class A and Class B Certificateholder’s Statements for the month of March 2003

22.	Series 2002-4 Class A and Class B Certificateholder’s Statements for the month of March 2003

23.	Trust Excess Spread Analysis

Signature

                                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there—unto duly authorized.

CAPITAL ONE MASTER TRUST

By:	CAPITAL ONE BANK
Servicer

By:	/s/ Tom Feil
Tom Feil
Director, Capital Markets

Date:  April 9, 2003

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

EXHIBITS

TO

FORM 8-K

CAPITAL ONE MASTER TRUST
CAPITAL ONE BANK
(Exact name of registrant as specified in its charter)

INDEX TO EXHIBITS

Exhibit Number	Sequentially Numbered Exhibits	Page

1	March PerformanceSummary	07

2	Series 1996-3 Class A and Class B Certificateholder’s Statements for the month of March 2003	09

3	Series 1998-1 Class A and Class B Certificateholder’s Statements for the month of March 2003	11

4	Series 1998-4 Class A and Class B Certificateholder’s Statements for the month of March 2003	13

5	Series 1999-1 Class A and Class B Certificateholder’s Statements for the month of March 2003	15

6	Series 1999-3 Class A and Class B Certificateholder’s Statements for the month of March 2003	17

7	Series 2000-2 Class A and Class B Certificateholder’s Statements for the month of March 2003	19

8	Series 2000-3 Class A and Class B Certificateholder’s Statements for the month of March 2003	21

9	Series 2000-4 Class A and Class B Certificateholder’s Statements for the month of March 2003	23

10	Series 2000-5 Class A and Class B Certificateholder’s Statements for the month of March 2003	25

11	Series 2001-1 Class A and Class B Certificateholder’s Statements for the month of March 2003	27

12	Series 2001-2 Class A and Class B Certificateholder’s Statements for the month of March 2003	29

13	Series 2001-3 Class A and Class B Certificateholder’s Statements for the month of March 2003	31

14	Series 2001-4 Class A and Class B Certificateholder’s Statements for the month of March 2003	33

15	Series 2001-5 Class A and Class B Certificateholder’s Statements for the month of March 2003	35

16	Series 2001-6 Class A and Class B Certificateholder’s Statements for the month of March 2003	37

17	Series 2001-7 Class A and Class B Certificateholder’s Statements for the month of March 2003	39

18	Series 2001-8 Class A and Class B Certificateholder’s Statements for the month of March 2003	41

19	Series 2002-1 Class A and Class B Certificateholder’s Statements for the month of March 2003	43

20	Series 2002-2 Class A and Class B Certificateholder’s Statements for the month of March 2003	45

21	Series 2002-3 Class A and Class B Certificateholder’s Statements for the month of March 2003	47

22	Series 2002-4 Class A and Class B Certificateholder’s Statements for the month of March 2003	49

23	Trust Excess Spread Analysis	51